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                                                                    EXHIBIT 10.1

                    FIRST AMENDMENT TO AMENDED AND RESTATED
                    ---------------------------------------
                           REVOLVING CREDIT AGREEMENT
                           --------------------------



    FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of May 1, 1996 (this "First Amendment") is entered into among HOUSE OF FABRICS, INC., a Delaware corporation, as Debtor and Debtor-in-Possession (the "Company" or "HF"), FABRICLAND, INC., an Oregon corporation and a Subsidiary of the Company, as Debtor and Debtor-in-Possession ("FL"), HOUSE OF FABRICS OF SOUTH CAROLINA, INC., a South Carolina corporation and a Subsidiary of the Company, as Debtor and Debtor-in-Possession ("HS"), SOFRO FABRICS, INC., a Nevada corporation and a Subsidiary of the Company, as Debtor and Debtor-in-Possession ("SF") and METROLINA EXPRESS, INC., a South Carolina corporation and a Subsidiary of HS, as Debtor and Debtor-in-Possession ("ME"; HF, FL, HS, SF and ME being hereinafter collectively referred to as the "Borrowers", and each individually as a "Borrower" or as a "Borrower Entity"), jointly and severally, the several financial institutions party to this Amendment (collectively, the "Banks"; individually, a "Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the Issuing Bank under the DIP Credit Agreement referred to below (the "Issuing Bank") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Issuing Bank and the Banks (the "Agent").

                                    RECITALS

    A. The Borrower, the Banks, the Issuing Bank and the Agent previously entered into an Amended and Restated Revolving Credit Agreement dated as of January 29, 1996 (the "DIP Credit Agreement"). Capitalized terms used herein and not defined shall have the respective meanings set forth in the DIP Credit Agreement.

    B. Pursuant to the DIP Credit Agreement, the Banks agreed to make revolving loans, and the Issuing Bank agreed to issue letters of credit (under a subfacility not to exceed $10,000,000.00), in the aggregate principal amount of $17,300,000, to or for the account of the Borrowers and on the terms and conditions set forth in the DIP Credit Agreement for a period ending on April 30, 1996 (the "Revolving Termination Date").

    C. The Borrowers and the Creditors' Committee have requested that the Banks and the Issuing Bank extend the Revolving Termination Date to June 28, 1996, and the Banks and

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the Issuing Bank have agreed to effect such extension on the terms and conditions set forth herein.


                                AMENDMENTS

    Section 1.  Amendments.  The DIP Credit Agreement is hereby amended as
    ----------  ----------
follows:

    (a) The definition of "Cash Collateral Stipulation" contained in Section 1.1 is amended and restated in its entirety to read as follows:

         "Cash Collateral Stipulation" means the First Amended Stipulation for
          ---------------------------
    Use of Cash Collateral; Order Thereon, approved by the Bankruptcy Court with regard to this Agreement.

    (b) In the definition of "Cash Equivalents" contained in Section 1.1, the reference in subparagraphs (a), (b) and (c) to "six months" is deleted and replaced with a reference to "three months".

    (c) The definition of "DIP Financing Order" contained in Section 1.1 is amended and restated in its entirety to read as follows:

         "DIP Financing Order" means the "Order Granting Approval of Third
          -------------------
    Motion of Debtor and Debtor in Possession Pursuant to U.S.C. (S)363(c)(2), 364(c)(2) & (3) & 364(d) and Fed.R.Bankr.P. 4019, etc." issued by the Bankruptcy Court with regard to this Agreement.

    (d) The definition of "Projections" contained in Section 1.1 is amended and restated in its entirety to read as follows:

         "Projections" means, collectively, the Borrowers' (i) Version
          -----------
    TERM33d.xlsbalance dated March 27, 1996, at 1:29 p.m. DIP Extension Projections consisting of a Projected Balance Sheet, Projected Income Statement, Projected Cash Flow Statements, Projected Mid Jan 96 Store Closures, Inventory Analysis, and Capital Expenditures; and (ii) Revised Compliance Calculation statement dated April 10, 1996, at 10:34 a.m. constituting the Borrowers' projected monthly cash flows for the months ended March, April, May and June 1996 (the "Projected Monthly Cash Flows summary"), each of which is attached hereto as Schedule 1.3 (Part A) and
    Schedule 1.3 (Part B), respectively.

    (e) A new definition is added to Section 1.1, in appropriate alphabetical order, to read as follows:

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         "Real Estate Account" shall have the meaning specified in Section 6.26.
          -------------------

    (f) In the definition of "Revolving Termination Date" contained in Section 1.1, the reference to "April 30, 1996" is deleted and replaced with a reference to "June 28, 1996".

    (g) The reference to "Peggy Fujimoto, telephone: (415) 622-4835, telecopier: (415) 622-4894", in Section 2.14(b) is deleted and replaced with a reference to "Leandro Balidoy", telephone: (415) 436-4008, telecopier: (415) 436-2700."

    (h) Section 6.14 is amended as follows:

         (i) The second sentence of Section 6.14(b) is amended and restated in its entirety to read as follows:

         On a monthly basis thereafter, through June 28, 1996, the Borrowers shall be entitled to retain all cash as reflected on the Ending Cash Balance line (excluding accrued accounts payable) shown in the Weekly Variance Report provided by the Borrowers, excluding amounts in the Real Estate Account and in the Tax Refund Account (as defined below), up to an aggregate amount not to exceed $8,000,000 (after deducting the Allowed Cash Deduction), plus for each of May 1996 and June 1996, the amounts equal to
                ----
    $1,219,000.00 and $570,000.00 respectively (the "Capital Expenditures Deduction") (the "Net Spendable Cash").

        (ii) In Section 6.14(c), the reference to "April 30, 1996" is deleted and replaced with a reference to "June 28, 1996".

       (iii)  A new Section 6.14(f) is added to read as follows:

              (f) The Borrowers shall deposit the Tax Refund (as defined below), and shall deposit any future Tax Refund, immediately upon receipt thereof, into a segregated money market interest bearing collateral account at BofA (the "Tax Refund Account") as cash collateral for the Obligations hereunder. Any and all interest accruing on monies deposited in the Tax Refund Account shall be credited to that account. Except for payments to the Banks for Obligations hereunder, no withdrawals from the Tax Refund Account, including withdrawals of interest thereon, shall be permitted to be made by or on behalf of the Borrowers without the consent of all of the Banks or an order of the Bankruptcy Court (obtained no sooner than after the lapse of five Business Days' notice to the Agent). In the event this Agreement is terminated or an

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    Event of Default is declared by the Banks, the Borrowers may at their election, use funds in the Tax Refund Account to pay the Obligations hereunder. No amounts in the Tax Refund Account shall be included in the calculation of Net Spendable Cash or in the calculation of the cash covenant set forth in Section 6.17(a). "Tax Refund" means all tax refunds received or to be received by the Borrowers or any of them from or after January 1, 1996.

    (i) The reference in Section 6.17(a) to January 31, 1996 is deleted and replaced with a reference to March 31, 1996.


    (j) Section 6.17(b) is amended and restated in its entirety to read as follows:

         (b) The Borrowers' actual monthly Ending Inventory Balance, at cost, including prepaid purchases, as reported in the Borrowers' financial statements delivered pursuant to Section 6.1(g) shall not be less than 90% of the monthly Ending Inventory Balance, for ongoing Stores only, at cost, including prepaid purchases, included in the Projections. The monthly Ending Inventory Balance per the Projections shall be initially adjusted by an amount equal to $1,655,000.00 (representing the difference between the opening inventory balance as of January 31, 1996 per the 33d and 33e projections), and finally adjusted in an amount determined by the Fiscal Year 1996 audit.

    (k) A new Section 6.26 is added to read as follows:

         6.26  Real Estate Account.  All Net Proceeds from the Disposition of
               -------------------
    the Borrowers' real property assets shall be placed in a segregated money market interest bearing collateral account at BofA (the "Real Estate Account") as cash collateral for the Obligations hereunder. Any and all interest accruing on monies deposited in the Real Estate Account shall be credited to that account. Except for payment to the Banks for Obligations hereunder, no withdrawals from the Real Estate Account, including withdrawals of interest thereon, shall be permitted to be made by or on behalf of the Borrowers without the consent of all of the Banks or an order of the Bankruptcy Court (obtained no sooner than after the lapse of five Business Days' notice to the Agent). No amounts in the Real Estate Account shall be included in the calculation of Net Spendable Cash or in the calculation of the cash covenant set forth in Section 6.17(a).

    (l) In Section 7.1(j), the reference to "$8,100,000.00" is deleted and replaced with a reference to "$9,889,000.00".

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    (m) In Section 7.5(d), the reference to "$8,100,000.00" is deleted and replaced with a reference to "$9,889,000.00".

    (n) In Section 7.11(c), the reference to "$8,100,000.00" is deleted and replaced with a reference to "$9,889,000.00".

    (o) Section 7.13 is amended and restated in its entirety to read as follows:

         7.13  Capital Expenditures.  The Company and its direct and indirect
               --------------------
    Subsidiaries shall not make or commit to make Capital Expenditures for the period beginning February 1, 1995 through June 28, 1996 in excess of the $9,889,000.00 provided for in the Projections delivered to the Agent and approved by the Majority Banks.

    (p) In Section 8.2(d), the proviso therein is amended and restated in its entirety to read as follows: "provided, however, that the Bank shall be required first, to apply the proceeds in the Sequestered Account, second, to apply the proceeds in the Capital Expenditures Account, and third, to apply the Real Estate Account before exercising any rights against any other Collateral securing the Obligations hereunder".

    (q) Exhibit J to the DIP Credit Agreement is deleted and replaced with "Exhibit J" hereto.

    (r) Schedules 1.3 and 6.17(a) to the DIP Credit Agreement are deleted and replaced with "Schedule 1.3" and "Schedule 6.17(a)" hereto.

    Section 2.  Conditions Precedent to Effectiveness of Amendment.  This
    ----------  --------------------------------------------------
Amendment shall become effective on May 1, 1996, provided that the Agent shall have received all of the following, in form and substance satisfactory to the Agent and each Bank and in sufficient copies for each Bank:

         (a) This Amendment executed by each of the Borrower Entities, the Agent and each of the Banks;

         (b) Copies of the resolutions of the board of directors of each of the Borrower Entities approving and authorizing the execution, delivery and performance by such Person of this Amendment and the other documents and instruments to be delivered in connection herewith (the "Amendment Documents"), certified as of the date hereof by the Secretary or an Assistant Secretary of such Person;

         (c) A certificate of the Secretary or Assistant of each of the Borrower Entities certifying the name

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    and true signatures of the officers of such Person authorized to execute, deliver and perform the Amendment Documents to be delivered hereunder;

         (d) A certificate of the Secretary or Assistant Secretary of each Borrower Entity certifying that (i) the copies of the Articles of Incorporation or Certificate of Incorporation, as applicable, and the Bylaws for such Borrower Entity delivered to the Agent in connection with the execution of the DIP Credit Agreement remain true and correct, and that the same have not been amended, altered, supplemented, restated or otherwise modified since so delivered and (ii) such Borrower Entity remains in good standing in each state specified with respect to such Borrower Entity on
    Schedule 4.1(c)(ii) to the DIP Credit Agreement;

         (e) Receipt by the Agent for the account of the Banks of a facility fee in the amount of $36,000, which fee shall be fully earned and non-refundable when paid;

         (f) An opinion of Marvin S. Maltzman, General Counsel of the Borrowers, addressed to the Agent and the Banks, substantially in the form of Exhibit D to the DIP Credit Agreement;

         (g) Payment by the Borrowers of (i) all accrued and unpaid fees, costs and expenses of Agent and each Bank due under the present Amended and Restated Revolving Credit Agreement through February 29, 1996, together with Attorney Costs through February 29, 1996, and (ii) all reasonable fees, costs and expenses incurred by the Agent and each Bank, including Attorney Costs (including the cost of title endorsements), in connection with the Amendment Documents and any other documents or agreements prepared in connection herewith;

         (h) A certificate signed by a Responsible Officer, dated as of the date hereof, stating that:

              (i) the representations and warranties contained in Article V of the DIP Credit Agreement and in the Security Agreements are true and correct on and as of such date, as though made on and as of such date;

             (ii) no Default or Event of Default exists or would result from the execution and delivery of this Amendment; and

            (iii) there has not occurred, since March 31, 1995, any event or circumstance that could reasonably be

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

    expected to result in a Material Adverse Effect, except as previously disclosed in writing to the Agent;

         (i) A copy of the Projections of the Borrowers;

         (j)  A copy of the Cash Collateral Stipulation, in   form and substance
    satisfactory to the Banks, with no standing motions to modify, rescind or stay such Cash Collateral Stipulation;

         (k) A certificate of acknowledgement by the Borrowers and the Creditors' Committee regarding the validity and priority of pre-petition claims and security interests in favor of the Credit Banks under the Credit Agreement and acknowledgement by the Borrowers and the Creditors' Committee that the Borrowers and the Creditors' Committee have no claims, cross-claims, counter-claims, setoffs or defenses of any kind or nature which would affect the pre-petition obligations of the Borrowers under the Credit Agreement and the Banks' claims and security interest under the Loan Documents;

         (l) A release of claims, in form and substance satisfactory to the Banks, executed by the Borrowers and the Creditors' Committee;

         (m) An executed acknowledgement in form and substance satisfactory to the Agent by Borrowers of the validity, priority and extent of the Credit Banks' pre-petition claim as of March 2, 1996 of $86,744,599.20, together with accrued interest thereon and Attorney Costs from December 1, 1995 and the Credit Banks' security interests in the Borrowers' assets pledged as collateral to the Credit Banks, as well as acknowledging that the Borrowers have no claims, counterclaims, set-offs and/or defenses of any kind or nature which would affect the Credit Banks' and/or Agent's claims and security interests in such pledged assets;

         (n) A final executed DIP Financing Order, in form and substance satisfactory to the Banks and the Credit Banks, approving the extension of
    (i) the term of the Loan and Letter of Credit facilities under the DIP Credit Agreement pursuant to this Amendment and (ii) the Cash Collateral Stipulation, including findings of proper notice under Federal Rule of Bankruptcy Procedure 4001 and good faith under Bankruptcy Code Section 364(e);

         (o) A Modification to each Mortgage and an amendment to the Non-Inventory Security Agreement,

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

    each in form and substance satisfactory to the Agent, duly executed by the appropriate parties, and such title endorsements as the Agent deems necessary to confirm that the priority of the Banks' lien against the Collateral will not change as a result of this Amendment;

         (p) The Agent, on behalf of the Banks shall have a first priority lien on all assets of the Borrowers, whether presently existing or hereafter acquired including, but not limited to, other assets and avoidance actions under Sections 544, 547, 548, 549 and 550 of the Bankruptcy Code, with priority and super-priority over the Credit Banks' pre-petition first priority lien securing the Credit Banks' indebtedness outstanding under the Credit Agreement, priority claims, administrative expenses or any other claim against the Borrowers whatsoever, subject, however, to any valid pre-bankruptcy existing liens on the Borrowers' real property and personal property assets set forth on Schedule 4.1(p) to the DIP Credit Agreement to the best of the Borrowers' knowledge;

         (q) Deposit by Borrowers of all Tax Refunds into Tax Refund Account at BofA;

         (r) Evidence satisfactory to the Agent that all insurance required to be maintained pursuant to the Credit Agreement and the Loan Documents shall be in full force and effect;

         (s) Evidence satisfactory to the Agent that a properly completed and executed Notice to Depositary Institution has been sent to the holder of each deposit account in which a Borrower Entity has an interest; and

         (t) Such other approvals, opinions, or documents as the Agent or any Bank may reasonably request.

    Section 3.  Each Borrower Entity represents and warrants that (i) it has
    ----------
duly authorized and approved the execution and delivery of, and the performance by such Borrower Entity of the obligations on its part contained in the DIP Credit Agreement, as amended by this Amendment, and the other Amendment Documents, and (ii) the DIP Credit Agreement, as amended by this Amendment, and the other Amendment Documents constitute the legal, valid and binding obligations of such Borrower Entity enforceable in accordance with the terms thereof.

    Section 4.  Such Borrower Entity represents and warrants that no approval,
    ----------
consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental

                                      -8-
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Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company or any of its direct or indirect Subsidiaries of this Amendment, the DIP Credit Agreement, as amended by this Amendment, or any other Loan Document.

    Section 5.  None of the terms or provisions of this Amendment may be waived,
    ----------
altered, modified or amended except by an instrument in writing duly executed pursuant to the provisions of Section 10.1 of the DIP Credit Agreement. This Amendment shall be binding upon the successors and assigns of the Borrowers and the Banks and shall, together with the rights and remedies of the Banks hereunder, inure to the benefit of the Banks and their successors and assigns.

    Section 6.  Except as expressly set forth herein, all provisions of the DIP
    ----------
Credit Agreement and all other Loan Documents shall continue in full force and effect. Each Borrower Entity expressly acknowledges that this Amendment does not waive or cure any existing Events of Default that may presently exist or which may occur in the future under the DIP Credit Agreement as amended by this Amendment.

    Section 7.  This Amendment may be executed in any number of counterparts and
    ----------
by different parties hereto on separate counterparts, each of which counterparts so executed and delivered shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same Amendment.

    Section 8.  This Amendment and the rights and obligations of the parties
    ----------
under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of California; provided that the Agent and the Banks shall retain all rights arising under federal law.

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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                           HOUSE OF FABRICS, INC.
                           As Debtor and Debtor-in-Possession



                           By:_________________________
                              Marvin S. Maltzman
                              Senior Vice President


                           FABRICLAND, INC.
                           As Debtor and Debtor-in-Possession



                           By:_________________________
                              Marvin S. Maltzman
                              Senior Vice President


                           SOFRO FABRICS, INC.
                           As Debtor and Debtor-in-Possession



                           By:_________________________
                              Marvin S. Maltzman
                              Senior Vice President


                           HOUSE OF FABRICS OF SOUTH CAROLINA, INC.
                           As Debtor and Debtor-in-Possession



                           By:_________________________
                              Marvin S. Maltzman
                              Senior Vice President

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

                           METROLINA EXPRESS, INC.
                           As Debtor and Debtor-in-Possession



                           By:_________________________
                              Marvin S. Maltzman
                              Senior Vice President


                           BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                           ASSOCIATION, as the Agent



                           By:_________________________
                              Leandro Balidoy
                              Vice President


                           BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                           ASSOCIATION, as a Bank



                           By:_________________________
                              John E. Klinge
                              Vice President


                           BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                           ASSOCIATION, as Assignee of First Union National Bank of North Carolina



                           By:_________________________
                              John E. Klinge
                              Vice President


                           NBD BANK



                           By:_________________________
                           Name:_______________________
                           Title:______________________

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                           SOCIETE GENERALE



                           By:_________________________
                           Name:_______________________
                           Title:______________________


                           UNION BANK OF SWITZERLAND,
                           as Assignee of United States
                           National Bank Of Oregon



                           By:_________________________
                           Name:_______________________
                           Title:______________________


                           THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                           Los Angeles Agency



                           By:_________________________
                           Name:_______________________
                           Title:______________________


                           CITIBANK, N.A., as Assignee of
                           The Fuji Bank, Limited
                           Los Angeles Agency



                           By:_________________________
                           Name:_______________________
                           Title:______________________

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